                         FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 16, 1998, is made among Cadence Design Systems, Inc., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof under the heading "EXISTING BANKS" (each an "Existing Bank" and, collectively, the "Existing Banks"), the financial institutions listed on the signature pages hereof under the heading "NEW BANKS" (each a "New Bank" and, collectively, the "New Banks"), Bank of America National Trust and Savings Association, Bank of Montreal, The First National Bank of Chicago, KeyBank National Association and UBS AG, New York Branch, as co-agents, and ABN AMRO Bank N.V., as agent for the Banks (in such capacity, the "Agent").

          The Borrower, the Existing Banks and the Agent are parties to a Credit Agreement dated as of September 29, 1998 (the "Credit Agreement"). The Borrower has requested that the Existing Banks agree to certain amendments to the Credit Agreement in order to (i) increase the size of the revolving credit facility available thereunder from $250,000,000 to $355,000,000 and (ii) permit the New Banks to become parties to the Credit Agreement. The Existing Banks have agreed to such request, subject to the terms and conditions hereof.

          Accordingly, the parties hereto agree as follows:

          SECTION 1  DEFINITIONS; INTERPRETATION.

          (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Amendment (including in the Recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b)  INTERPRETATION.  The rules of interpretation set forth in
Section 1.03 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

          SECTION 2  AMENDMENTS TO THE CREDIT AGREEMENT.

          (a) AMENDMENTS. The Credit Agreement shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 3 (the "Effective Date"):

               (i)    The definition of "364-Day Commitment" set forth in
Section 1.01 of the Credit Agreement shall be amended by deleting the dollar amount "$125,000,000" in clause (i) of such definition and substituting therefor the dollar amount "$177,500,000";

               (ii)   The definition of "Permitted Liens" set forth in
Section 1.01 of the Credit Agreement shall be amended by deleting clause (xi) of such definition and substituting the following therefor:

                    "(xi) Liens on Receivables and Receivables Related Assets in connection with any Permitted Receivables Purchase Facility;"

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               (iii)  The definition of "Receivables Related Assets" set
forth in Section 1.01 of the Credit Agreement shall be amended by deleting clause (e) of such definition and substituting the following therefor:

                  "(e) other assets which are customarily transferred or in
                   respect of which security interests are customarily granted in connection with factoring or asset securitization transactions involving Receivables."

               (iv) Section 4.01 of the Credit Agreement shall be amended by deleting the dollar amount "$125,000,000" in subsection (c) thereof and substituting therefor the dollar amount "$177,500,000";

               (v) Section 9.04(c) of the Credit Agreement shall be amended by (A) deleting the word "and" at the end of clause (iii), (B) deleting the period at the end of clause (iv) and replacing it with "; and", and (C) adding a new clause (v) to such Section to read as follows:

                    "(v) the Borrower or any of its Subsidiaries may sell, transfer or dispose of any Receivables and Receivables Related Assets pursuant to any Permitted Receivables Purchase Facility."

               (vi) Section 9.04(d) of the Credit Agreement shall be amended by deleting clause (iv) of such section and substituting the following therefor:

                    "(iv) any Receivables and Receivables Related Assets pursuant to any Permitted Receivables Purchase Facility; and"

               (vii) Section 10.01(g)(i) of the Credit Agreement shall be amended by deleting clause (A) of such Section and substituting the following therefor:

                  "(A) to make any payment of any principal of, or interest or premium on, any single Indebtedness (other than in respect of the Loans) having a principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 (or its equivalent in another currency) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace or notice period, if any, specified in the agreement or instrument relating to such Indebtedness as of the date of such failure;"

               (viii) Schedule 1 of the Credit Agreement shall be amended and restated in its entirety in the form of Schedule 1 attached hereto.

                  REFERENCES WITHIN CREDIT AGREEMENT. Each reference in the Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.


                                      2.

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          SECTION 3  CONDITIONS OF EFFECTIVENESS.  The effectiveness of this
Amendment shall be subject to the satisfaction of each of the following conditions precedent:

          (a) EXECUTED AMENDMENT. The Agent shall have received an executed counterpart of this Amendment from each of the Borrower, the Existing Banks and the New Banks.

          (b) ADDITIONAL CLOSING DOCUMENTS AND ACTIONS. The Agent shall have received, in form and substance satisfactory to it, a certificate of a Responsible Officer of the Borrower dated the Effective Date, stating that
(A) the representations and warranties contained in Section 4 hereof are true and correct on and as of the Effective Date, and (B) on and as of the Effective Date, after and giving effect to the amendment of the Credit Agreement contemplated hereby, no Default shall have occurred and be continuing.

          (c) CORPORATE DOCUMENTS. The Agent shall have received, in form and substance satisfactory to it, a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Effective Date, certifying that true and correct copies of (A) the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and (B) incumbency, authority and signatures of each officer of the Borrower authorized to execute and deliver this Amendment are attached to the Certificate of Secretary dated September 29, 1998, as Exhibits C and D respectively, and such resolutions and incumbency remain in full force and effect.

          (d) MATERIAL ADVERSE EFFECT. On and as of the Effective Date, there shall have occurred no Material Adverse Effect since the date of this Amendment.

          (e) REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby:

          (i) the representations and warranties contained in Section 4 hereof shall be true and correct on and as of the Effective Date as though made on and as of such date; and

          (ii) no Default shall have occurred and be continuing.

          (f) ADDITIONAL DOCUMENTS. The Agent shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as the Agent or any Existing Bank or New Bank (through the Agent) may reasonably request.

          SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Existing Banks and the New Banks to enter into this Amendment, the Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 8.01 of the Credit Agreement and in the other Loan Documents. For the purposes of this Section 4, (i) each reference in
Section 8.01 of the Credit Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in such Section to "the Loan Documents" shall mean and be a reference to the Loan Documents as amended as contemplated hereby, (ii) the representation and warranty set forth in Section 8.01(p)


                                      3.

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of the Credit Agreement shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered, (iii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (PROVIDED that such representations and warranties shall be true, correct and complete as of such earlier date), and (iv) the preceding clause (i) shall take into account any amendments to the Schedules and other disclosures made in writing by the Borrower to the Agent and the Banks after the Closing Date and approved by the Agent and the Majority Banks.

          SECTION 5 REPRESENTATIONS AND WARRANTIES OF NEW BANKS. Each New Bank represents and warrants to the Agent, the Existing Banks, each other New Bank and the Borrower that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Amendment and any other documents required or permitted to be executed or delivered by it in connection with this Amendment, and to fulfill its obligations hereunder and under the Credit Agreement; (ii) no notices to, or consents, authorizations or approvals of, any Person are required for its due execution, delivery and performance of this Amendment; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Amendment has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of such New Bank, enforceable against such New Bank in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

          SECTION 6 NEW BANKS ACCEDE TO CREDIT AGREEMENT. With effect on and after the Effective Date (as defined in Section 2 hereof), each New Bank shall be a party to the Credit Agreement and accede to all of the rights and be obligated to perform all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Revolving Commitment in the amount set forth in
SCHEDULE 1 hereto opposite the name of such New Bank. Each New Bank agrees that it shall perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. Each New Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement and such other Loan Documents.

          SECTION 7  MISCELLANEOUS.

          (a) NOTICE. The Agent shall notify the Borrower, the Existing Banks and the New Banks of the occurrence of the Effective Date and thereafter distribute to the Borrower, the Existing Banks and the New Banks copies of all documents delivered under Section 3.

          (b) CREDIT AGREEMENT OTHERWISE NOT AFFECTED. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Existing Banks', the New Banks' and the Agent's execution and delivery of, or acceptance of, this Amendment and any other documents


                                      4.

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and instruments in connection herewith (collectively, the "Amendment
Documents") shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

          (c) NO RELIANCE BY BORROWER. The Borrower hereby acknowledges and confirms to the Agent, the Existing Banks and the New Banks that the Borrower is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

          (d)  INDEPENDENT CREDIT DECISION BY NEW BANKS.  Each New Bank
(a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 8.01(p) of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Amendment; and
(b) agrees that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement and the other Loan Documents.

          (e) COSTS AND EXPENSES. The Borrower agrees to pay to the Agent on demand the reasonable out-of-pocket costs and expenses of the Agent, and the reasonable fees and disbursements of counsel to the Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

          (f) BINDING EFFECT. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Borrower, the Agent and each Bank and their respective successors and assigns.

          (g) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

          (h) COMPLETE AGREEMENT; AMENDMENTS. This Amendment, together with the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 12.01 of the Credit Agreement.

          (i) SEVERABILITY. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any


                                      5.

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reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

          (j) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          (k) INTERPRETATION. This Amendment and the other Amendment Documents are the result of negotiations between and have been reviewed by counsel to the Agent, the Borrower and other parties, and are the product of all parties hereto. Accordingly, this Amendment and the other Amendment Documents shall not be construed against any of the Banks or the Agent merely because of the Agent's or any Bank's involvement in the preparation thereof.

          (l) LOAN DOCUMENTS. This Amendment and the other Amendment Documents shall constitute Loan Documents.


                              [SIGNATURE PAGES FOLLOW.]


                                      6.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

                                   THE BORROWER

                                   CADENCE DESIGN SYSTEMS, INC.

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   THE AGENT

                                   ABN AMRO BANK N.V., as Agent

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   THE EXISTING BANKS

                                   ABN AMRO BANK N.V., as a Bank

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:


                                      7.

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                                   BANK OF MONTREAL

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   THE FIRST NATIONAL BANK OF CHICAGO

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   KEYBANK NATIONAL ASSOCIATION

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   UBS AG, NEW YORK BRANCH

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   THE NEW BANKS

                                   BARCLAYS BANK PLC

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:


                                      8.

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                                   BANQUE NATIONALE DE PARIS

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   THE NORTHERN TRUST COMPANY

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   BANKBOSTON, N.A.

                                   By
                                      -----------------------------------------
                                      Name:
                                      Title:


                                      9.